                               EXHIBIT 10(b)(22)

                                                                     68003/90066
                                                     (TMPI Working Capital Loan)


                       FIRST 1997 MODIFICATION AGREEMENT


       This First 1997 Modification Agreement ("Agreement") is executed to be effective (though not necessarily on) as of the 12th day of March, 1997 by and among TECNOL MEDICAL PRODUCTS, INC., a Delaware corporation ("Company"), NATIONSBANK TEXAS, N.A. ("Bank"), TECNOL, INC., a Delaware corporation ("Operating Company") [the successor by merger to TECNOL ORTHOPEDIC PRODUCTS, INC., a Delaware corporation ("Orthopedic"), POLYMED HOLDING INC., a Maryland corporation ("PHI"), POLY-MED INDUSTRIES, INC., a Maryland corporation ("Poly-Med"), and INMAN MEDICAL CORPORATION, a Delaware corporation ("Inman"), and the successor to substantially all of the assets and liabilities of ANAGO INCORPORATED, a Texas corporation in liquidation ("Anago")], TCNL TECHNOLOGIES, INC., a Delaware corporation ("Technology Company"), TECNOL INTERNATIONAL (V.I.), INC., a U.S. Virgin Islands corporation ("International"), LA ADA DE ACUNA S.A. ("La Ada"), TECNOL CONSUMER PRODUCTS, INC., a Delaware corporation ("Consumer"), TECNADYNE SCIENTIFIC INCORPORATED, a Florida corporation ("Tecnadyne"), and TECNOL NEW JERSEY WOUND CARE, INC., a New Jersey corporation ("Wound Care") LA COMPANIA QUE INNOVA, S.A. de C.V. ("Innova") (Operating Company, Technology Company, International, La Ada, Consumer, Tecnadyne, and Wound Care are together called the "Subsidiaries").

                                R E C I T A L S:

       WHEREAS, as of November 15, 1993 Bank and the Company executed and delivered that certain Third Amended and Restated Loan Agreement (as amended and modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the same meaning assigned to those terms in the Loan Agreement, unless otherwise defined herein to the contrary.

       WHEREAS, the Loans are guaranteed pursuant to the Guaranty Agreement (together with the Guaranty Agreements executed by La Ada, Consumer, Tecnadyne, and Wound Care and Innova, the "Guaranty") dated as of November 15, 1993 executed by Orthopedic, International, Anago, Technology Company, Operating Company, PHI, Poly-Med, Inman, a Guaranty Agreement dated as of March 15, 1995 executed by Consumer and Tecnadyne, a Guaranty Agreement dated as of December 5, 1995 executed by Wound Care, and a Guaranty Agreement dated as of March 12, 1997 executed by Innova.





3/20/97

       WHEREAS, the Company previously requested that Bank consent to the merger of Orthopedic, Inman, PHI and Poly-Med into Operating Company and the liquidation of substantially all of the assets and liabilities of Anago and Bank has agreed to such request subject to the terms and conditions of the Consent Agreement dated as of June 30, 1994 among the parties to this Agreement, other than Consumer, Tecnadyne and Wound Care.

       WHEREAS, Bank, the Company, Operating Company, Technology Company, International and La Ada executed and delivered a Modification Agreement dated as of July 1, 1994 to reflect additional interest rate options and margins to the Company, and the Company has executed three amended and restated promissory notes to reflect such options.

       WHEREAS, Bank, the Company, Operating Company, Technology Company, International, and La Ada executed and delivered a 1995 Modification Agreement dated as of March 15, 1995 to increase the Working Capital Loan and make certain other modifications to the Loan Agreement, and the Company executed an amended and restated Working Capital Note to reflect such increase.

       WHEREAS, Bank, the Company, the Operating Company, Technology Company, International, La Ada, Consumer and Tecnadyne executed and delivered a Second 1995 Modification Agreement dated as of May 8, 1995 to further increase the Working Capital Loan and to further amend and modify certain covenants contained in the Loan Agreement, and the Company executed an amended restated Working Capital Note to reflect such increase.

       WHEREAS, Bank, the Company and the Subsidiaries executed and delivered a Third 1995 Modification Agreement dated as of December 5, 1995 in connection with a new $5,500,000 Reducing Revolver Loan to the Company.

       WHEREAS, Bank, the Company and the Subsidiaries executed and delivered a First 1996 Modification Agreement dated as of March 13, 1996 in connection with an extension of the Working Capital Loan.

       WHEREAS, the Company has requested the Bank to extend the term of the Working Capital Loan and increase the Working Capital Loan to increase the Exchange Reserve Allocation set forth in the Loan Agreement, and the Company and Bank desire to amend the Loan Agreement to reflect such extension and increase.

                               A G R E E M E N T:

       NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confessed, the undersigned hereby agrees as follows:





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       1.     Bank, the Company and the Subsidiaries hereby agree the Loan
Agreement is amended as follows:

              a. From and after the date hereof, "Working Capital Note" shall mean the Promissory Note (Revolving Line of Credit) dated of even date herewith executed by the Borrower payable to the order of the Bank, and in the stated principal amount of $12,500,000.00. Exhibit A(1) to the Loan Agreement is deleted, and Exhibit A(1) attached hereto is inserted in place thereof.

              b. All references to $10,000,000.00 in Section 2.1 are deleted and $12,500,000.00 is inserted in place thereof. All references to dollar limitations set forth in Section 2.1(a)(iii) shall refer to $12,500,000.

              c. The commitment to lend for the Working Capital Loan set forth in Section 2.7 of the Loan Agreement is hereby extended to March 14, 1998.

              d. The Exchange Reserve Allocation (set forth in Section 2.1 of the Loan Agreement) created pursuant to the Second 1995 Modification Agreement is hereby increased from $100,000.00 to $2,500,000.00. The last grammatical sentence of Section 2.1 of the Loan Agreement (added by the Second 1995 Modification Agreement) is deleted and the following inserted in place thereof:

              The aggregate of the outstanding balance of the Working Capital Note and the outstanding commitments under Letters of Credit shall never exceed $12,500,000.00, minus the unfunded balance of the Exchange Reserve Allocation, at any one time. The aggregate outstanding balance of the Working Capital Note (for purposes other than advances under the Exchange Reserve Allocation) and outstanding commitments under Letters of Credit shall not exceed $10,000,000 at any one time.

              e.     Section 7.1(i) of the Loan Agreement is deleted.

              f. The definition of Permitted Investments in Section 1.1 of the Loan Agreement is hereby modified by deleting subsections (p) and (q) and substituting the following in place thereof:

              (p) deposits of not more than $1,000,000 at any one time in any bank established under the laws of Mexico by La Ada de Acuna, S.A., La Compania Que Innova, S.A. de C.V., or Borrower.

              (q) investments in Mexican currency not to exceed $1,000,000.00 in lawful money of the United States of America,





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              determined at the time of acquisition, and forward contracts to purchase Mexican currency, which when aggregated to the Company's investment in Mexican currency, does not exceed $10,000,000.00 at any one time.

              g. The prohibition against Liens (as defined in the Loan Agreement) set forth in Section 5.2(b) of the Loan Agreement is hereby modified to permit any inchoate mechanics liens for amounts not yet due and payable.
The following are added as a new Subsections 5.2(m) and (n) to the Loan
Agreement:

              5.2(m) Investment in Certain Subsidiaries. Neither the Borrower nor any Related Person shall make, directly or indirectly, any investment (whether in the form of debt or equity) in TAC II, Inc., Tecnol International Europe, a French corporation, or Anago, Ltd., an English limited liability company (collectively, the "Restricted Subsidiaries") in excess of the Company's investment in the Restrictive Subsidiaries on March 12, 1997 without the prior written consent of the Bank, which will not be unreasonably withheld. In addition, neither the Borrower nor any Related Party shall become liable for, directly or indirectly, any liabilities or obligations of any of the Restricted Subsidiaries without the prior written consent of the Bank.

              5.2(n) Investments in Foreign Countries. Neither the Borrower nor any Related Person shall make, directly or indirectly, any investment (whether in the form of debt or equity) in land, buildings, fixtures, improvements or equipment to be located outside of the United States in excess of $5,000,000.00 at any one time in the aggregate without the prior written consent of the Bank.

              h. Schedule 1 of the Loan Agreement is deleted and Schedule 1 attached hereto is substituted in place thereof.

              i. Schedule 3 of the Loan Agreement is deleted and Schedule 3 attached hereto is substituted in place thereof.

              j. Sections 3.1(g) and 5.1(m) of the Loan Agreement are hereby amended to provide that the Restricted Subsidiaries shall not be required to deliver guaranties of the obligations of the Borrower and Tecnol, Inc. so long as the covenants and agreements set forth in Section 5.2(m) are true and correct.





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       2.     The Company and the Subsidiaries (together, the "Tecnol Parties")
jointly and severally represent and warrant to Bank that the execution and delivery of this Agreement and the consummation of the transactions described herein (a) has been duly authorized by all necessary action by the Tecnol Parties, as the case may be, and (b) does not violate or create any default under the articles of incorporation, bylaws, promissory notes, deeds of trusts, mortgages, security agreements, lien instruments, lease covenants, conditions, easements, rights-of-way, franchises, permits, licenses or other contracts of any of the Tecnol Parties (after giving effect to the consents herein and other consents being obtained contemporaneous herewith) that would have a material adverse effect on the business or operations of the Tecnol Parties or which would affect the enforceability of any of the Loan Documents. The Subsidiaries each further represent and warrant to Bank that the Guaranty Agreements executed by them shall remain valid and binding upon them.

       3. The Company further covenants and warrants that there are no defenses, claims, counterclaims or offsets to the Loans or the Loan Agreement or the performance of the obligations of Company thereunder, and the Notes and sums due and owing in connection therewith and the other documents are in full force and effect.

       4. Bank acknowledges, that the best of its knowledge, there are no defaults by the Tecnol Parties under the Loan Agreement, the Guaranty, or the other Loan Documents after giving effect to the terms of this Agreement.

       5. Bank agrees that the Working Capital Note dated March 13, 1996 in the stated principal amount of $10,000,000.00 shall be marked "Amended and Restated by a Promissory Note dated March 12, 1997," and a copy thereof furnished to the Company.

       6. Company agrees to pay all costs incurred in connection with the execution and consummation of this Agreement, including, without limitation, the fees and expenses of Bank's counsel.

       7. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AFTER GIVING EFFECT HERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN TEXAS.

       8. The Loan Agreement, Notes, the Guaranty and the other Loan Documents executed in connection therewith shall remain in full force and effect, after giving effect to the terms of this Agreement and the transactions described herein. Except as specifically set forth herein, nothing herein contained shall constitute a waiver or consent by the Bank to any event, transaction, or circumstances, which, with notice or lapse of time or both, would constitute a default under the Loans and/or the Loan Agreement.





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       9.     The Subsidiaries, as guarantors, each hereby consent, acknowledge and agree to the increase of the maximum amount of the obligations under the Guaranty as a result of the increase in the Working Capital Loan to $12,500,000 from $10,000,000.00 and further acknowledge and agree that each Guaranty is hereby modified to guaranty the entire Working Capital Loan and all obligations of the Company thereunder, including the increase in the Working Capital Loan. The Subsidiaries, as guarantors of the obligations of the Company to Bank arising under the Loans and the Loan Agreement hereby reaffirm each of their obligations under the Guaranty and acknowledge and consent (a) to the terms of this Agreement, and agree that the extension of the Working Capital Loan by the Bank to the Company has not and will in no way change, modify or affect their obligations under the Guaranty, or any other Guaranty Agreement of the Loans and the Loan Agreement executed by them; (b) that the Guaranty is in full force and effect; and (c) there are no claims, counterclaims, offsets or defenses to the Guaranty or to the performance of their obligations thereunder.

       10. THIS WRITTEN AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       11. This Agreement may be executed by facsimile transmission and in several counterparts, all of such executed counterparts shall constitute the same agreement.





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       EXECUTED as of the date first written above.



                                       NATIONSBANK OF TEXAS,
                                       N.A., a national banking association


                                       By: /s/ ROBERT J. KITZMAN
                                          --------------------------------------
                                       Name: Robert J. Kitzman
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------


                                       TECNOL MEDICAL PRODUCTS, INC., a
                                       Delaware corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                       Title: Chief Operating Officer


                                       TECNOL, INC., a Delaware corporation (the successor by merger to Orthopedic, Poly-Med, PHI and Inman and the successor by liquidation to
                                       Anago)


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                       Title: Chief Operating Officer


                                       TCNL TECHNOLOGIES, INC., a Delaware
                                       corporation


                                       By: /s/ KENNETH J. KUBACHI
                                          --------------------------------------
                                       Name: Kenneth J. Kubachi
                                       Title: Vice President





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                                       TECNOL INTERNATIONAL (V.I.) INC.,
                                       a U.S. Virgin Islands corporation


                                       By: /s/ VAN HUBBARD
                                          --------------------------------------
                                       Name: Van Hubbard
                                            ------------------------------------
                                       Title: Secretary
                                             -----------------------------------


                                       LA ADA DE ACUNA S.A., a Mexican
                                       corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                            ------------------------------------
                                       Title: Secretary
                                             -----------------------------------


                                       LA COMPANIA QUE INNOVA, S.A. de C.V.,
                                       a Mexican corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                            ------------------------------------
                                       Title: Secretary
                                             -----------------------------------


                                       TECNOL CONSUMER PRODUCTS, INC.,
                                       a Delaware corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                       Title: Chief Operating Officer


                                       TECNADYNE SCIENTIFIC INCORPORATED,
                                       a Florida corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                       Title: Chief Operating Officer





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                                       TECNOL NEW JERSEY WOUND CARE, INC., a New
                                       Jersey corporation


                                       By: /s/ DAVID RADUNSKY
                                          --------------------------------------
                                       Name: David Radunsky
                                       Title: Chief Operating Officer





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                                   SCHEDULE I
                              LIST OF SUBSIDIARIES

TECNOL, INC., a Delaware corporation [the successor by merger to TECNOL ORTHOPEDIC PRODUCTS, INC., a Delaware corporation, POLYMED HOLDING INC., a Maryland corporation, POLY-MED INDUSTRIES, INC., a Maryland corporation, and INMAN MEDICAL CORPORATION, a Delaware corporation, and the successor to substantially all of the assets and liabilities of ANAGO INCORPORATED, a Texas corporation in liquidation]
TCNL TECHNOLOGIES, INC., a Delaware corporation
TECNOL INTERNATIONAL (V.I.), INC., a U.S. Virgin Islands corporation
LA ADA DE ACUNA S.A., a Mexican corporation
TECNOL CONSUMER PRODUCTS, INC., a Delaware corporation
TECNADYNE SCIENTIFIC INCORPORATED, a Florida corporation
TECNOL NEW JERSEY WOUND CARE, INC., a New Jersey corporation
TAC II, INC.
TECNOL INTERNATIONAL EUROPE, a French corporation
ANAGO, LTD., an English limited liability company
LA COMPANIA QUE INNOVA, S.A. de C.V., a Mexican corporation





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                                   SCHEDULE 3
                               LIST OF GUARANTORS

The following is a list of the guarantors of the obligations of the Company:

TECNOL, INC., a Delaware corporation [the successor by merger to TECNOL ORTHOPEDIC PRODUCTS, INC., a Delaware corporation, POLYMED HOLDING INC., a Maryland corporation, POLY-MED INDUSTRIES, INC., a Maryland corporation, and INMAN MEDICAL CORPORATION, a Delaware corporation, and the successor to substantially all of the assets and liabilities of ANAGO INCORPORATED, a Texas corporation in liquidation]
TCNL TECHNOLOGIES, INC., a Delaware corporation
TECNOL INTERNATIONAL (V.I.), INC., a U.S. Virgin Islands corporation
LA ADA DE ACUNA S.A., a Mexican corporation
TECNOL CONSUMER PRODUCTS, INC., a Delaware corporation
TECNADYNE SCIENTIFIC INCORPORATED, a Florida corporation
TECNOL NEW JERSEY WOUND CARE, INC., a New Jersey corporation
LA COMPANIA QUE INNOVA, S.A. de C.V., a Mexican corporation

The following is a list of guarantors of the obligations of Tecnol, Inc.:

TECNOL MEDICAL PRODUCTS, INC., a Delaware corporation
TCNL TECHNOLOGIES, INC., a Delaware corporation
TECNOL INTERNATIONAL (V.I.), INC., a U.S. Virgin Islands corporation LA ADA DE ACUNA S.A., a Mexican corporation
TECNOL CONSUMER PRODUCTS, INC., a Delaware corporation
TECNADYNE SCIENTIFIC INCORPORATED, a Florida corporation
TECNOL NEW JERSEY WOUND CARE, INC., a New Jersey corporation
LA COMPANIA QUE INNOVA, S.A. de C.V., a Mexican corporation





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